UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2010

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88242	34-1959351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado	80401
(Address of principal executive offices)

Registrant’s telephone number, including area code 303-215-5200

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 11, 2010, the Company issued a press release announcing its financial results for the second quarter and six months ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1	Jacobs Entertainment, Inc. press release dated August 11, 2010, reporting its financial results for the second quarter and six months ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: August 12, 2010	By:	/S/ BRETT A. KRAMER
Brett A. Kramer
Chief Financial Officer

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